AWARD/CONTRACT                                             PAGE  1  OF  21 PAGES

1.  THIS  CONTRACT  IS  A  RATED  ORDER UNDER DPAS (15 CFR 350)   RATING:  DO-C9

2.  CONTRACT  (Proc.  Inst.  Ident.)  NO.   3.  EFFECTIVE  DATE
   F29601-03-C-0036                       28  MAR  2003

4.  REQUISITION/PURCHASE  REQUEST/PROJECT  NO.
   SEE  SECTION  G

5.  ISSUED  BY                     CODE:  FA9453
   AFRL,  DET  8/PKVI
   2251  MAXWELL  AVENUE  SE
   KIRTLAND  AFB,  NM  87117-5773
   DIANE  E.  KUBLER  505-853-2804
   DIANE.KUBLER@KIRTLAND.AF.MIL

6.  ADMINISTERED  BY  (If  other  than  Item  5)   CODE:  S0514A
   DCMA  SAN  DIEGO
   7675  DAGGET  STREET
   SUITE  100/200
   SAN  DIEGO  CA  92111-2241

   SCD:  C   PAS:  S0514A2D04APN

7. NAME AND ADDRESS OF CONTRACTOR (Street, city, county, state and zip code) SPACEDEV, INC.
   RICHARD  SLANSKY
   13855  STOWE  DRIVE
   POWAY,  CA  92064
   SEE  DD254  FOR  CLEARED  ADDRESS

   CODE:  1J2T1   FACILITY  CODE:

8.  DELIVERY  [  ]  FOB  ORIGIN  [X]  OTHER  (see  below)

9.  DISCOUNT  FOR  PROMPT  PAYMENT
   N

10.  SUBMIT  INVOICES  (4  copies  unless  otherwise  specified)   ITEM
    TO  THE  ADDRESS  SHOWN  IN:                                SEE  BLOCK  12

11.  SHIP  TO/MARK  FOR   CODE:
    SEE  SECTION  B

12.  PAYMENT  WILL  BE  MADE  BY               CODE:  HQ0339
    DFAS/CO-WEST  ENTITLEMENT  OPERATIONS
    PO  BOX  182381
    3990  EAST  BROAD  STREET  BLDG  21
    COLUMBUS  OH  43218-2381

    EFT:  T

13.  AUTHORITY  FOR  USING  OTHER  THAN  FULL  AND  OPEN  COMPETITION:

14.  ACCOUNTING  AND  APPROPRIATION  DATA
    SEE  SECTION  G

15A.  ITEM  NO.   15B.  SUPPLIES/SERVICES   15C.  QUANTITY   15D.  UNIT
                     SEE  SECTION  B

15E.  UNIT  PRICE   15F.  AMOUNT   15G. TOTAL AMOUNT OF CONTRACT:  $1,430,488.00

16.  TABLE  OF  CONTENTS
    X  SEC.  DESCRIPTION                            PAGES
    -----------------------------------------------------
        --  PART  I.  -  THE  SCHEDULE  --
    X  A   SOLICITATION/CONTRACT  FORM                  1
    X  B   SUPPLIES  OR  SERVICES  AND  PRICES/COSTS  2-3
    X  C   DESCRIPTION/SPECS/WORK  STATEMENT            4
    X  D   PACKAGING  AND  MARKING                      5
    X  E   INSPECTION  AND  ACCEPTANCE                  6
    X  F   DELIVERIES  OR  PERFORMANCE                  7
    X  G   CONTRACT  ADMINISTRATION  DATA             8-9
    X  H   SPECIAL  CONTRACT  REQUIREMENTS          10-13
        --  PART  II  -  CONTRACT  CLAUSES             --
    X  I   CONTRACT  CLAUSES                        14-16
        --  PART  III  -  LIST  OF  DOCUMENTS,  EXHIBITS  AND  OTHER ATTACHMENTS
    X  J   LIST  OF  ATTACHMENTS                       17
        --  PART  IV  -  REPRESENTATIONS  AND  INSTRUCTIONS
       K   REPRESENTATIONS,  CERTIFICATIONS  AND  OTHER  STATEMENTS  OF OFFERORS
       L   INSTR.,  CONDS.,  AND  NOTICES  TO  OFFERORS
       M   EVALUATION  FACTORS  FOR  AWARD

CONTRACTING  OFFICER  WILL  COMPLETE  ITEM  17  OR  18  AS  APPLICABLE

17. [X] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return ___ copies to issuing office.)
    Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. [ ] AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number ___ including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)
     EMERY  E.  SKARUPA,  V.P.  OPERATIONS

19B.  NAME  OF  CONTRACTOR                           19C.  DATE  SIGNED
     SPACEDEV,  INC.                                    24  MAR  2003
     13855  STOWE  DRIVE
     POWAY,  CA  92064

     BY  /S/  EMERY  E.  SKARUPA  (signature  of  person  authorized  to  sign)

20A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER
     SHARI  D.  BARNETT

20B.  UNITED  STATES  OF  AMERICA                     20C.  DATE  SIGNED
     BY  /S/  SHARI  D.  BARNETT                           28  MAR  2003
        (signature  of  contracting  officer)

STANDARD  FORM  26

NSN  7540-01-152-8069     STANDARD  FORM  26  (Rev  4-85)
Previous  Editions  unusable     Prescribed  by  GSA  FAR  (48  CFR)  53.214(a)
ConWrite  Version  5.2.7     Created  10  Feb  2003   1:33  PM

PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES OR SERVICES AND PRICES/COSTS

                                                     SECTION B  F29601-03-C-0036
                                                     ---------------------------
                                                                    PAGE 2 OF 21




               Qty     Unit  Price
ITEM     SUPPLIES  OR  SERVICES     Purch  Unit     Total  Item  Amount
----     ----------------------     -----------     -------------------

0001               1
$1,430,488.00
               Lot                                               $1,430,488.00
     Noun:     SMALL  SHUTTLE-COMPATIBLE  PROPULSION  MODULE
     ACRN:     9
     NSN:     N  -  Not  Applicable
     Contract  type:     U  -  COST  PLUS  FIXED  FEE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The contractor shall furnish all labor , supplies, hardware, materials, travel, facilities, and other direct costs reasonably required to accomplish the contractor's Statement of Work entitled "Small Shuttle-Compatible Propulsion Module", dated 30 Aug 02, Tasks 1-9, hereby incorporated by reference.



000101
     Noun:     Funding  Info  Only
     ACRN:     AA     $375,000.00


000102
     Noun:     Funding  Info  Only
     ACRN:     AB     $375,000.00


0002               1
               Lot
     Noun:     DATA-A  SERIES
     ACRN:     U
     NSN:     N  -  Not  Applicable
     DD1423  is  Exhibit:     A
     Contract  type:     U  -  COST  PLUS  FIXED  FEE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The contractor shall furnish data as required by the Contract Data Requirements List (CDRL) (A-Series) dated 8 Nov 02, attached hereto as Exhibit A. The price of this CLIN is in CLIN 0001.

PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES OR SERVICES AND PRICES/COSTS

                                                     SECTION B  F29601-03-C-0036
                                                     ---------------------------
                                                                    PAGE 3 OF 21



0003               1
               Lot
     Noun:     HARDWARE
     ACRN:     U
     NSN:     N  -  Not  Applicable
     Contract  type:     U  -  COST  PLUS  FIXED  FEE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The  price  of  this  CLIN  is  included  in  CLIN  0001

               Qty     Unit  Price
ITEM     SUPPLIES  OR  SERVICES     Purch  Unit     Total  Item  Amount
----     ----------------------     -----------     -------------------

0004     OPTION  CLIN

     Noun:     CONTINUATION  OF  THE  NOMINAL  MTV  DESIGN
     NSN:     N  -  Not  Applicable
     Contract  type:     U  -  COST  PLUS  FIXED  FEE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The contractor shall furnish all labor , supplies, hardware, materials, travel, facilities, and other direct costs reasonably required to accomplish the contractor's Statement of Work entitled "Small Shuttle-Compatible Propulsion Module", dated 30 Aug 02, Task 10 hereby incorporated by reference.


0005     OPTION  CLIN

     Noun:     DATA  -  A  SERIES
     NSN:     N  -  Not  Applicable
     DD1423  is  Exhibit:     A
     Contract  type:     U  -  COST  PLUS  FIXED  FEE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The contractor shall furnish data as required by the Contract Data Requirements List (CDRL) (A-Series) dated 8 Nov 02, attached hereto as Exhibit A. The price of this CLIN is in CLIN 0004.

PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES OR SERVICES AND PRICES/COSTS

                                                     SECTION B  F29601-03-C-0036
                                                     ---------------------------
                                                                    PAGE 4 OF 21

ITEM     SUPPLIES  OR  SERVICES     Purch  Unit     Total  Item  Amount
----     ----------------------     -----------     -------------------

0006     OPTION  CLIN

     Noun:     HARDWARE
     NSN:     N  -  Not  Applicable
     Contract  type:     U  -  COST  PLUS  FIXED  FEE
     Inspection:     DESTINATION
     Acceptance:     DESTINATION
     FOB:     DESTINATION
     Descriptive  Data:
The contractor shall deliver the breadboard test devices. The price of this CLIN is included in CLIN 0003

PART  I  -  THE  SCHEDULE
SECTION  B  -  SUPPLIES OR SERVICES AND PRICES/COSTS

                                                     SECTION B  F29601-03-C-0036
                                                     ---------------------------
                                                                    PAGE 5 OF 21

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


A.  AIR  FORCE  MATERIEL  COMMAND  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT
-------------------------------------------------------------------------------
CONTRACT  CLAUSES  IN  FULL  TEXT
---------------------------------

5352.216-9001  PAYMENT  OF  FEE  (AFMC)  (CPFF)  (JUL  1997)  (TAILORED)

The estimated cost and fee for this contract are shown below. The applicable fixed fee or target fee set forth below may be increased or decreased only by negotiation and modification of the contract for added or deleted work. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated  Cost  :  $1,343,181.00
Fixed  Fee  :  $87,307.00  (6.5%)

Applicable  to  following  Line  Items:  CLINs  0001-0003

B.  OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
--------------------------------------------

B054  IMPLEMENTATION  OF  LIMITATION  OF  FUNDS  (AUG  2002)  (TAILORED)

     (a) The sum allotted to this contract and available for payment of costs under CLINs 0001-0003 through the first 4 (four) months after effect date of contract award in accordance with the clause in Section I entitled "Limitation of Funds" is $704,225.00.

     (b) In addition to the amount allotted under the "Limitation of Funds" clause, the additional amount of $45,775.00 is obligated for payment of fee for work completed under CLINs 0001, 0002, 0003.

PRS-B001  OPTIONS  (FEB  2003)

The Government may require performance of the work required by CLINs 0004 through 0006. If the Government exercises the option by 30 days prior to contract completion, the Contractor shall perform at the estimated cost and fee, if applicable, set forth as follows:

                   Cost          Fee             Total
CLIN  0004-0006    $952,130.00   $61,888.00      $1,014,018.00
                                 (6.5%)

PART  I  -  THE  SCHEDULE
SECTION  C  -  DESCRIPTION/SPECS./WORK  STATEMENT

                                                     SECTION C  F29601-03-C-0036
                                                     ---------------------------
                                                                    PAGE 6 OF 21



NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

C003  INCORPORATED  DOCUMENTS/REQUIREMENTS  (APR  1998)

1. Work called for by the contract line items specified in SECTION B shall be performed in accordance with the following:

   The contractor's technical proposal entitled "Small Shuttle-Compatible Propulsion Module", dated 30 August 02, is hereby incorporated by reference and constitutes the Statement of Work (SOW).


2.  TECHNICAL  INTERCHANGE  MEETINGS  (TIMs)

     Technical Interchange Meetings (TIMs) with the contractor are anticipated during the period of performance. The TIMs shall take place at AFRL. Two TIMs for the basic effort are anticipated. The numbers of TIMs for the option, if exercised, will be determined.

3.  MEASUREMENT  SYSTEMS

     All measurement units in all documents presented to the Air Force shall be as proposed by the contractor.

PART  I  -  THE  SCHEDULE
SECTION  D  -  PACKAGING  AND  MARKING

                                                     SECTION D  F29601-03-C-0036
                                                     ---------------------------
                                                                    PAGE 7 OF 21



NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


AIR  FORCE  MATERIEL  COMMAND FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT
--------------------------------------------------------------------------------
CLAUSES
-------

5352.247-9008     CONTRACTOR  COMMERCIAL  PACKAGING  (AFMC)  (SEP  1998)

PART  I  -  THE  SCHEDULE
SECTION  E  -  INSPECTION  AND  ACCEPTANCE

                                                     SECTION E  F29601-03-C-0036
                                                     ---------------------------
                                                                    PAGE 8 OF 21




I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
-------------------------------------------------------

52.246-08     INSPECTION OF RESEARCH AND DEVELOPMENT -- COST-REIMBURSEMENT  (MAY
2001)

B.  DEFENSE  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT  CONTRACT  CLAUSES
----------------------------------------------------------------------------

252.246-7000     MATERIAL  INSPECTION  AND  RECEIVING  REPORT  (DEC  1991)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

E006  RECEIVING  REPORT  (DD  FORM  250) MAILING ADDRESS  (APR 1998)  (TAILORED)

(a) Submit original DD Form(s) 250 for hardware deliverables under this contract to the following address:

               Lt  Jessy  Jones
               AFRL/VSE-L
               3550  Aberdeen  Street  SE
               Kirtland  AFB,  NM  87117-5776


     (b) Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

     (c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

               Lt  Jessy  Jones
               AFRL/VSE-L
               3550  Aberdeen  Street  SE
               Kirtland  AFB,  NM  87117-5776

               .
     (d) Submit original Z-coded DD Form 250 for the final Scientific and Technical Report to the following address:

               AFRL/VSIR
               Attn:  Technical  Reports
               3550  Aberdeen  Ave  SE
               Kirtland  AFB  NM  87117-5776

     (e) PROCESSING STATUS. Any inquiry as to the processing status of the Z-coded DD Form 250 should be made to the following office:

               Lt  Jessy  Jones
               AFRL/VSE-L

PART  I  -  THE  SCHEDULE
SECTION  E  -  INSPECTION  AND  ACCEPTANCE

                                                     SECTION E  F29601-03-C-0036
                                                     ---------------------------
                                                                    PAGE 9 OF 21

               3550  Aberdeen  Ave  SE
               Kirtland  AFB,  NM  87117-5776

E007  INSPECTION  AND  ACCEPTANCE  AUTHORITY  (APR  1998)

Inspection and acceptance for all Contract and Exhibit Lines or Subline Items shall be accomplished by the Program Manager, Air Force Research Laboratory, Lt Jessy Jones
AFRL/VSE-L
3550  Aberdeen  Ave  SE
Kirtland  AFB,  NM  87117-5776  .

PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE

                                                     SECTION F  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 10 OF 21



               SHIP     MARK     TRANS
ITEM     SUPPLIES  SCHEDULE  DATA     QTY     TO     FOR     PRI
----     ------------------------     ---     --     ---     ---
DATE
----

0001          1     FA9453               15     MARO

     Noun:     SMALL  SHUTTLE-COMPATIBLE  PROPULSION  MODULE
     ACRN:     9
     Descriptive  Data:
Technical  completion  date  12  MARO
Contract  completion  date  15  MARO


0002          1     FA9453               ASREQ

     Noun:     DATA-A  SERIES
     ACRN:     U
     Descriptive  Data:
The contractor shall deliver the draft version of the final report NLT 25 MARO. The contractor shall deliver the final technical report NLT 27 MARO. The final DD Form 882, patent report shall be delivered within 90 days of technical completion.



0003          1     FA9453               25     MARO

     Noun:     HARDWARE
     ACRN:     U
     Descriptive  Data:
The contractor shall deliver a prototype Maneuvering and Transfer Vehicle Propulsion Module to:

AFRL/PSLS
4600  Randolph  Ave  SE  (Bldg  1010W)
Kirtland  AFB  NM  87117-6008

Marked  For:  F29601-03-C-0036

Include  the  following  information  on  the  shipping  label(s):

Instructions to receiving personnel: DO NOT OPEN. Contents are Sensitive When Improperly Opened or Handled. Contact the Responsible Technical Project Officer Immediately Upon Receipt.

TPOC:  Lt  Jessy  Jones
Organization:  AFRL/VSE-L
Phone  Number:  505-853-2947

PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE

                                                     SECTION F  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 11 OF 21


I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
---------------------------------------------------

52.242-15     STOP-WORK  ORDER  (AUG  1989)  -  ALTERNATE  I  (APR  1984)
52.247-34     F.O.B.  DESTINATION  (NOV  1991)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

F003  CONTRACT  DELIVERIES  (FEB  1997)  (TAILORED)

The following terms, if used within this contract in conjunction with contract delivery requirements (including data deliveries), are hereby defined as follows:

     (a) "MAC" and "MARO" mean "months after the effective date for award of the contractual action (as shown in block 3, Section A, SF 26)".

     (b) "WARO" means "weeks after the effective date for award of the contractual action".

     (c) "DARO" means "days after the effective date for award of the contractual action".

     (d) "ASREQ" means "as required". Detailed delivery requirements are then specified elsewhere in Section F.

F005  DELIVERY  OF  REPORTS  (OCT  1998)

     (a) All data shall be delivered in accordance with the delivery schedule shown on the Contract Data Requirements List, attachments, or as incorporated by reference.

     (b) All reports and correspondence submitted under this contract shall include the contract number and project number and be forwarded prepaid. A copy of the letters of transmittal shall be delivered to the Procuring Contracting Officer (PCO) and Administrative Contracting Officer (ACO). The addresses are set forth on the contract award cover page. All other address(es) and code(s) for consignee(s) are as set forth in the contract or incorporated by reference.

F007  SHIPMENT  ADDRESS  (SEP  1997)

AFRL/VSE-L
Attn:  Lt.  Jessy  Jones
3550  Aberdeen  Ave  SE
Kirtland  AFB  NM  87117-5776

AFRL/VSIR
Attn:  Technical  Reports
3550  Aberdeen  Ave  SE
Kirtland  AFB  NM  87117-5776

AFRL/VSOT
Attn:  SBIR  Program  Manager
3550  Aberdeen  Ave  SE

PART  I  -  THE  SCHEDULE
SECTION  F  -  DELIVERIES  OR  PERFORMANCE

                                                     SECTION F  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 12 OF 21

Kirtland  AFB  NM  87117-5776

Det  8  AFRL/PKVI
Attn:  Diane  Kubler
2251  Maxwell  Ave  SE
Kirtland  AFB  NM  87117-5773

ACO  -  See  Block  7  of  SF  26

PRS-F001  OPTION  CLIN  PERFORMANCE  PERIOD(S)  (FEB  2003)

The respective performance period(s) for option(s) identified in Section B is/are as follows:

                               CLIN  Number(s)                Period  of
Performance
Option  One          0004  thru  0006                    Six  (6)  months  after
exercise of Option with an additional 3 months to write, edit and deliver the addendum to the final report

PART  I  -  THE  SCHEDULE
SECTION  G  -  CONTRACT  ADMINISTRATION  DATA

                                                     SECTION G  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 13 OF 21



                              Obligation
ACRN     Appropriation/Lmt  Subhead/Supplemental  Accounting  Data     Amount
----     ---------------------------------------------------------     ------

AA                              $375,000.00
     57   23600  292  4735  663005  6VXTSB  58800  65502F  503000  F03000
     Funding  Breakdown:  On  CLIN  000101:  $375,000.00
     PRIMIPR:                  GAFRL036250150  $375,000.00
     JON:  3005VPDL

AB                              $375,000.00
     57   33600  293  4735  663005  6VXTSB  58800  65502F  503000  F03000
     Funding  Breakdown:  On  CLIN  000102:  $375,000.00
     PRIMIPR:                  GAFRL036250358  $375,000.00
     JON:  3005VPDL

PART  I  -  THE  SCHEDULE
SECTION  G  -  CONTRACT  ADMINISTRATION  DATA

                                                     SECTION G  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 14 OF 21



NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

G002  PROGRAM  MANAGER  (MAY  1997)

Program  Manager:  AFRL/VSE-L,  Lt  Jessy  Jones
505-846-2947

G005 PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (MAR 2001) (TAILORED)

Payment for all effort under this contract should be made in the order and amounts shown in the informational subline item(s) in Section B, CLIN 0001 of the contract and recapped below. Exhaust the funds in each ACRN before using funds from the next listed ACRN.

ACRN               SUBCLIN  NO.               TOTAL  OBLIGATED
AA               000101                    $375,000.00
AB               000102                    $375,000.00

     a. This contract will be funded by multiple accounting classification citations. Payment shall be made from ACRNs in alphabetical order (AA,AB,etc). DO NOT USE A PRORATED METHOD to pay, disburse and liquidate funds. Do not liquidate any funds from an ACRN unless the preceding ACRNs have been fully liquidated, or if revised payment instructions are provided per paragraph b. below.

     b. Additional ACRNs will be assigned when new accounting classifications are available. When adding new ACRNs or changing existing ACRNs, the above payment instructions shall apply, unless specific revised payments instructions are provided as part of a contract modification.

G006  INVOICE  AND  PAYMENT  -  COST  REIMBURSEMENT  (FEB  1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

G015  IMPLEMENTATION  OF  TAXPAYER  IDENTIFICATION  NUMBER  (APR  1998)

In accordance with FAR 52.204-03,  Taxpayer Identification Number is 84-1374613.

PART  I  -  THE  SCHEDULE
SECTION  H  -  SPECIAL  CONTRACT  REQUIREMENTS

                                                     SECTION H  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 15 OF 21



NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


OTHER  CONTRACT  CLAUSES  IN  FULL  TEXT
----------------------------------------

H001  OPTIONS  (MAY  1997)  (TAILORED)

The Government reserves the right to exercise the option subject to the stated conditions. In the event the option is exercised, the affected sections of the contract, e.g., Section B, Section F, Section G, etc., will be modified as appropriate.

H011  GUARANTEED  FINAL  REPORT  (FEB  1997)

If this contract is terminated prior to completion, the Contractor agrees to provide a final report in accordance with Exhibit A, Data Item A001 . During the life of the contract, the contractor shall continuously reserve sufficient funds from the amount allotted to guarantee the preparation and delivery of said final report.

H025  INCORPORATION  OF  SECTION  K  (OCT  1998)

Section  K  of  the  solicitation  is  hereby  incorporated  by  reference.

H029  IMPLEMENTATION  OF  DISCLOSURE  OF  INFORMATION  (OCT  1997)

In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the schedule release date:

     (a)  8  copy(ies)  to:  Office  of  Public  Affairs,  Air  Force  Research
Laboratory
AFRL/VSO
3550  Aberdeen  SE
Kirtland  AFB,  NM  87117-5776

     (b)  1  copy(ies)  to:  Contracting  Officer,  Shari  Barnett
AFRL/PKVI
2551  Maxwell  Ave.  SE
Kirtland  AFB,  NM  87117-5773

     (c)  1  copy(ies)  to:  Program  Manager,  Lt.  Jessy  Jones
AFRL/VSE-L
3550  Aberdeen  SE
Kirtland  AFB,  NM  87117-5776

H032  PRINCIPAL  INVESTIGATOR  (MAR  1998)

The SpaceDev Principal Investigator for this effort is Mr. Jeff Janicik. No substitution shall be made without the prior written approval of the Air Force Procuring Contracting Officer (PCO).

H033  SOLICITATION  NUMBER  (APR  1998)

Solicitation  Number:  AF02-051

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES

                                                     SECTION I  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 16 OF 21



CONTRACT CLAUSES IN THIS SECTION ARE FROM THE FAR, DEFENSE FAR SUP, AIR FORCE FAR SUP, AND THE AIR FORCE MATERIEL COMMAND FAR SUP, AND ARE CURRENT THROUGH THE FOLLOWING UPDATES:

DATABASE_VERSION:  5.2.X.500;  ISSUED:  3/7/2003;  CLAUSES: ;  FAR: FAC 2001-12;
DFAR:  DCN20030301;  DL.:  DL  98-021;  CLASS  DEVIATIONS: CD 2002O0003;  AFFAR:
2002  EDITION;  AFMCFAR:  2002  EDITION;  AFAC:  AFAC  20021122;  IPN:  98-009



I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:


A.  FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES
-------------------------------------------------------

52.202-01     DEFINITIONS  (DEC  2001)
52.203-03     GRATUITIES  (APR  1984)
52.203-05     COVENANT  AGAINST  CONTINGENT  FEES  (APR  1984)
52.203-06     RESTRICTIONS  ON SUBCONTRACTOR SALES TO THE GOVERNMENT  (JUL 1995)
52.203-07     ANTI-KICKBACK  PROCEDURES  (JUL  1995)
52.203-08     CANCELLATION,  RESCISSION,  AND  RECOVERY  OF FUNDS FOR ILLEGAL OR
              IMPROPER  ACTIVITY  (JAN  1997)
52.203-10     PRICE  OR  FEE  ADJUSTMENT  FOR ILLEGAL OR IMPROPER ACTIVITY  (JAN
              1997)
52.203-12     LIMITATION  ON  PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS
              (JUN  1997)
52.204-02     SECURITY  REQUIREMENTS  (AUG  1996)
52.204-04     PRINTED  OR  COPIED  DOUBLE-SIDED  ON  RECYCLED  PAPER  (AUG 2000)
52.209-06     PROTECTING  THE  GOVERNMENT'S  INTEREST  WHEN  SUBCONTRACTING WITH
              CONTRACTORS  DEBARRED,  SUSPENDED, OR PROPOSED FOR DEBARMENT  (JUL
              1995)
52.211-05     MATERIAL  REQUIREMENTS  (AUG  2000)
52.215-02     AUDIT  AND  RECORDS  --  NEGOTIATION  (JUN  1999)
52.215-08     ORDER  OF  PRECEDENCE--UNIFORM  CONTRACT  FORMAT  (OCT  1997)
52.215-10     PRICE  REDUCTION  FOR  DEFECTIVE  COST OR PRICING DATA  (OCT 1997)
52.215-12     SUBCONTRACTOR  COST  OR  PRICING  DATA  (OCT  1997)
52.215-14     INTEGRITY  OF  UNIT  PRICES  (OCT  1997)  - ALTERNATE I (OCT 1997)
52.215-15     PENSION  ADJUSTMENTS  AND  ASSET  REVERSIONS  (DEC  1998)
52.215-17     WAIVER  OF  FACILITIES  CAPITAL  COST  OF  MONEY  (OCT  1997)
52.215-18     REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB)
              OTHER  THAN  PENSIONS  (OCT  1997)
52.215-19     NOTIFICATION  OF  OWNERSHIP  CHANGES  (OCT  1997)
52.215-21     REQUIREMENTS  FOR  COST  OR PRICING DATA OR INFORMATION OTHER THAN
              COST  OR  PRICING   DATA--MODIFICATIONS  (OCT 1997) - ALTERNATE II
              (OCT  1997)
52.215-21     REQUIREMENTS  FOR  COST  OR PRICING DATA OR INFORMATION OTHER THAN
              COST  OR  PRICING   DATA--MODIFICATIONS (OCT 1997) - ALTERNATE III
              (OCT  1997)
              Alt  III,  Para  (c), Submit the cost portion  of the proposal via
              the  following   electronic  media:  '  a  3.5" diskette as IBM PC
              compatible,  Microsoft  Excel  (Version  5.0  or   7.0)  files, to
              include  all  cell  formulas.'
52.216-07     ALLOWABLE  COST  AND  PAYMENT  (DEC  2002)
52.216-08     FIXED  FEE  (MAR  1997)
52.219-06     NOTICE  OF  TOTAL  SMALL  BUSINESS  SET-ASIDE  (JUL  1996)
52.219-08     UTILIZATION  OF  SMALL  BUSINESS  CONCERNS  (OCT  2000)
52.219-14     LIMITATIONS  ON  SUBCONTRACTING  (DEC  1996)
52.222-01     NOTICE  TO  THE  GOVERNMENT  OF  LABOR  DISPUTES  (FEB  1997)
52.222-02     PAYMENT  FOR  OVERTIME  PREMIUMS  (JUL  1990)

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES

                                                     SECTION I  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 17 OF 21

              Para  (a),  Dollar  amount  is  '$0.00'
52.222-03     CONVICT  LABOR  (AUG  1996)
52.222-21     PROHIBITION  OF  SEGREGATED  FACILITIES  (FEB  1999)
52.222-26     EQUAL  OPPORTUNITY  (APR  2002)
52.222-35     EQUAL  OPPORTUNITY  FOR SPECIAL DISABLED VETERANS, VETERANS OF THE
              VIETNAM  ERA,  AND  OTHER  ELIGIBLE  VETERANS  (DEC  2001)
52.222-36     AFFIRMATIVE  ACTION  FOR  WORKERS  WITH  DISABILITIES  (JUN  1998)
52.222-37     EMPLOYMENT  REPORTS  ON SPECIAL DISABLED VETERANS, VETERANS OF THE
              VIETNAM  ERA,  AND  OTHER  ELIGIBLE  VETERANS  (DEC  2001)
52.223-06     DRUG-FREE  WORKPLACE  (MAY  2001)
52.223-11     OZONE-DEPLETING  SUBSTANCES  (MAY  2001)
52.223-12     REFRIGERATION  EQUIPMENT  AND  AIR  CONDITIONERS  (MAY  1995)
52.223-14     TOXIC  CHEMICAL  RELEASE  REPORTING  (OCT  2000)
52.225-13     RESTRICTIONS  ON  CERTAIN  FOREIGN  PURCHASES  (JUL  2000)
52.227-01     AUTHORIZATION  AND  CONSENT  (JUL  1995)  - ALTERNATE I (APR 1984)
52.227-02     NOTICE  AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT
              (AUG  1996)
52.227-10     FILING  OF PATENT APPLICATIONS -- CLASSIFIED  SUBJECT MATTER  (APR
              1984)
52.227-11     PATENT  RIGHTS  --  RETENTION BY THE CONTRACTOR (SHORT FORM)  (JUN
              1997)
              Para  (l),  Communications:  'communicate through  the contracting officer  for  this  acquisition'
52.228-07     INSURANCE  --  LIABILITY  TO  THIRD  PERSONS  (MAR  1996)
52.232-09     LIMITATION  ON  WITHHOLDING  OF  PAYMENTS  (APR  1984)
52.232-17     INTEREST  (JUN  1996)
52.232-22     LIMITATION  OF  FUNDS  (APR  1984)
52.232-23     ASSIGNMENT  OF  CLAIMS  (JAN  1986)  -  ALTERNATE  I  (APR  1984)
52.232-25     PROMPT  PAYMENT  (FEB  2002)
52.232-33     PAYMENT  BY  ELECTRONIC  FUNDS  TRANSFER--CENTRAL  CONTRACTOR
              REGISTRATION  (MAY  1999)
52.233-01     DISPUTES  (JUL  2002)
52.233-03     PROTEST  AFTER  AWARD  (AUG  1996)  -  ALTERNATE  I  (JUN  1985)
52.242-01     NOTICE  OF  INTENT  TO  DISALLOW  COSTS  (APR  1984)
52.242-03     PENALTIES  FOR  UNALLOWABLE  COSTS  (MAY  2001)
52.242-04     CERTIFICATION  OF  FINAL  INDIRECT  COSTS  (JAN  1997)
52.242-13     BANKRUPTCY  (JUL  1995)
52.243-02     CHANGES -- COST-REIMBURSEMENT  (AUG 1987) - ALTERNATE V (APR 1984)
52.243-06     CHANGE  ORDER  ACCOUNTING  (APR  1984)
52.243-07     NOTIFICATION  OF  CHANGES  (APR  1984)
              Para  (b),  Number of calendar days is '30 days' Para (d), Number of  calendar  days  is  '30  days'
52.244-02     SUBCONTRACTS  (AUG  1998)  -  ALTERNATE  I  (AUG  1998)
              Para  (e),  Contractor  shall  obtain  the  Contracting  Officer's
              written  consent   before  placing  the  following   subcontracts:
              'greater   than  $100,000.00' Para (k), the following subcontracts
              which  were  evaluated  during  negotiations:  'TBD'
52.244-05     COMPETITION  IN  SUBCONTRACTING  (DEC  1996)
52.244-06     SUBCONTRACTS  FOR  COMMERCIAL  ITEMS  (MAY  2002)
52.245-05     GOVERNMENT  PROPERTY  (COST-REIMBURSEMENT,  TIME-AND-MATERIAL,  OR
              LABOR-HOUR  CONTRACTS)  (DEVIATION)  (JAN  1986)
52.246-23     LIMITATION  OF  LIABILITY  (FEB  1997)
52.247-01     COMMERCIAL  BILL  OF  LADING  NOTATIONS  (APR  1984)
52.247-67     SUBMISSION  OF  COMMERCIAL  TRANSPORTATION  BILLS  TO  THE GENERAL
              SERVICES  ADMINISTRATION  FOR  AUDIT  (JUN  1997)
52.249-06     TERMINATION  (COST-REIMBURSEMENT)  (SEP  1996)
52.249-14     EXCUSABLE  DELAYS  (APR  1984)
52.251-01     GOVERNMENT  SUPPLY  SOURCES  (APR  1984)
52.253-01     COMPUTER  GENERATED  FORMS  (JAN  1991)

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES

                                                     SECTION I  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 18 OF 21

B.  DEFENSE  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT  CONTRACT  CLAUSES
----------------------------------------------------------------------------

252.203-7001     PROHIBITION  ON  PERSONS  CONVICTED  OF  FRAUD  OR  OTHER
                 DEFENSE-CONTRACT-RELATED  FELONIES  (MAR  1999)
252.204-7003     CONTROL  OF  GOVERNMENT  PERSONNEL  WORK  PRODUCT  (APR  1992)
252.204-7004     REQUIRED  CENTRAL  CONTRACTOR  REGISTRATION  (NOV  2001)
252.204-7005     ORAL  ATTESTATION  OF  SECURITY  RESPONSIBILITIES  (NOV  2001)
252.205-7000     PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS  (DEC
                 1991)
252.209-7000     ACQUISITION  FROM  SUBCONTRACTORS SUBJECT TO ON-SITE INSPECTION
                 UNDER  THE   INTERMEDIATE-RANGE   NUCLEAR   FORCES (INF) TREATY
                 (NOV  1995)
252.209-7004     SUBCONTRACTING  WITH  FIRMS THAT ARE OWNED OR CONTROLLED BY THE
                 GOVERNMENT  OF  A  TERRORIST  COUNTRY  (MAR  1998)
252.215-7000     PRICING  ADJUSTMENTS  (DEC  1991)
252.215-7002     COST  ESTIMATING  SYSTEM  REQUIREMENTS  (OCT  1998)
252.223-7001     HAZARD  WARNING  LABELS  (DEC  1991)
252.223-7002     SAFETY  PRECAUTIONS  FOR  AMMUNITION AND EXPLOSIVES  (MAY 1994)
252.223-7003     CHANGE  IN  PLACE  OF PERFORMANCE --  AMMUNITION AND EXPLOSIVES
                 (DEC  1991)
252.223-7004     DRUG-FREE  WORK  FORCE  (SEP  1988)
252.225-7014     PREFERENCE  FOR  DOMESTIC  SPECIALTY  METALS  (MAR  1998)  -
                 ALTERNATE  I  (MAR  1998)
252.225-7016     RESTRICTION  ON  ACQUISITION  OF BALL AND ROLLER BEARINGS  (DEC
                 2000)
252.225-7025     RESTRICTION  ON  ACQUISITION  OF  FORGINGS  (JUN  1997)
252.225-7026     REPORTING  OF  CONTRACT  PERFORMANCE  OUTSIDE THE UNITED STATES
                 (JUN  2000)
252.225-7030     RESTRICTION  ON  ACQUISITION  OF CARBON, ALLOY, AND ARMOR STEEL
                 PLATE  (OCT  1992)
252.225-7031     SECONDARY  ARAB  BOYCOTT  OF  ISRAEL  (JUN  1992)
252.226-7001     UTILIZATION  OF  INDIAN ORGANIZATIONS AND INDIAN-OWNED ECONOMIC
                 ENTERPRISES-DOD  CONTRACTS  (SEP  2001)
252.227-7016     RIGHTS  IN  BID  OR  PROPOSAL  INFORMATION  (JUN  1995)
252.227-7018     RIGHTS  IN NONCOMMERCIAL TECHNICAL DATA AND COMPUTER SOFTWARE--
                 SMALL BUSINESS INNOVATION RESEARCH (SBIR) PROGRAM (JUN 1995)
252.227-7019     VALIDATION  OF  ASSERTED  RESTRICTIONS--COMPUTER SOFTWARE  (JUN
                 1995)
252.227-7030     TECHNICAL  DATA--WITHHOLDING  OF  PAYMENT  (MAR  2000)
252.227-7034     PATENTS--SUBCONTRACTS  (APR  1984)
252.227-7036     DECLARATION  OF  TECHNICAL  DATA  CONFORMITY  (JAN  1997)
252.227-7037     VALIDATION  OF  RESTRICTIVE  MARKINGS  ON  TECHNICAL DATA  (SEP
                 1999)
252.227-7039     PATENTS--REPORTING  OF  SUBJECT  INVENTIONS  (APR  1990)
252.231-7000     SUPPLEMENTAL  COST  PRINCIPLES  (DEC  1991)
252.235-7010     ACKNOWLEDGMENT  OF  SUPPORT  AND  DISCLAIMER  (MAY  1995)
                 Para  (a),  name  of contracting agency(ies): 'United States
                 Air  Force' Para (a), contract number(s): 'F29601-03-C-0036'
                 Para  (b),  name  of contracting agency(ies): 'United States
                 Air  Force'
252.242-7000     POSTAWARD  CONFERENCE  (DEC  1991)
252.243-7002     REQUESTS  FOR  EQUITABLE  ADJUSTMENT  (MAR  1998)
252.244-7000     SUBCONTRACTS  FOR  COMMERCIAL  ITEMS  AND COMMERCIAL COMPONENTS
                 (DOD  CONTRACTS)  (MAR  2000)
252.247-7023     TRANSPORTATION  OF  SUPPLIES  BY  SEA  (MAY  2002)
252.247-7024     NOTIFICATION  OF  TRANSPORTATION OF SUPPLIES BY SEA  (MAR 2000)
252.251-7000     ORDERING  FROM  GOVERNMENT  SUPPLY  SOURCES  (OCT  2002)
                 Para (e), Contractor's address is 'SPACEDEV, INC 13855 STOWE
                 DR POWAY CA 92064' Para (e), Government remittance address is 'DFAS-CO/WEST ENTITLEMENT OPER

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES

                                                     SECTION I  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 19 OF 21

     P  O  BOX  182381
     COLUMBUS  OH  43218-2381'

C.  AIR  FORCE  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT  CONTRACT  CLAUSES
-------------------------------------------------------------------------------

5352.223-9000     ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES (ODS)
(MAY  1996)
     Para  (d),  Substances  are  'None'

D.  AIR  FORCE  MATERIEL  COMMAND  FEDERAL  ACQUISITION  REGULATION  SUPPLEMENT
-------------------------------------------------------------------------------
CONTRACT  CLAUSES
-----------------

5352.215-9005     INCORPORATION  OF CONTRACTOR'S TECHNICAL PROPOSAL (AFMC)  (AUG
                  1998)
                  Para  (a),  Paragraph  Numbers:  '5.0'  Para  (a), Paragraph
                  Numbers:  '6  Tasks  1-9  and  Task  10  if  the  option  is exercised'  Para  (a),  Version  Number(s): 'F021-0503' Para
                  (a),  Dated:  '30  AUG  2002'  Para  (a),  Entitled:  'Small
                  Shuttle-Compatible  Propulsion Module' Para (b), Rank order:
                  'last'
5352.215-9008     ENABLING  CLAUSE  BETWEEN  PRIME  CONTRACTORS  AND  SERVICE
                  CONTRACTORS  (AFMC)  (JUL  1997)
                  Para  (a),  Manpower  Support  Services  Contractor's   Name
                  'United   International   Engineering   (UIE)   and   Leader
                  Communications  Inc.,'
                  Para  (a), Major Support Areas (Such as Technical Evaluation
                  and  Acquisition  Management  Support)  'technical  and
                  administrative  support,  respectively' Para (b), Applicable
                  Task  Detail  'Technical  Evaluation  and Analysis (UIE) and
                  business and staff support (LCI)' Para (c), Manpower Support
                  Services  Contractor's  Name  'UIE and Leader Communications
                  Inc.'  Para  (c),  Areas  for  Cooperation:  'responding  to
                  invitations  from  authorized  personnel to attend meetings;
                  providing  access  to  technical  information  and research, development  and  planning  data,  test  data  and  results, schedule  and  milestone  data, discussing technical matters related  to  the  program;  providing  access  to Contractor facilities utilized in the performance of this contract; and
                  allowing  observation of technical activities by appropriate support  Contractor  technical  personnel  (UIE)  and
                  administrative  support  (LCI).'
5352.227-9000     EXPORT-CONTROLLED  DATA  RESTRICTIONS  (AFMC)  (JUL  1997)


II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:


FEDERAL  ACQUISITION  REGULATION  CONTRACT  CLAUSES  IN  FULL  TEXT
-------------------------------------------------------------------

52.211-15  DEFENSE  PRIORITY  AND  ALLOCATION  REQUIREMENTS  (SEP  1990)

This is a rated order certified for national defense use, and the Contractor shall follow all the requirements of the Defense Priorities and Allocations
System  regulation  (15  CFR  700).

52.252-02  CLAUSES  INCORPORATED  BY  REFERENCE  (FEB  1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):
http://farsite.hill.af.mil/

PART  II  -  CONTRACT  CLAUSES
SECTION  I  -  CONTRACT  CLAUSES

                                                     SECTION I  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 20 OF 21



52.252-06  AUTHORIZED  DEVIATIONS  IN  CLAUSES  (APR  1984)

     (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

     (b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

PART  III  -  LIST  OF  DOCUMENTS,  EXHIBITS  &  ATTACHMENTS
SECTION  J  -  LIST  OF  ATTACHMENTS

                                                     SECTION J  F29601-03-C-0036
                                                     ---------------------------
                                                                   PAGE 21 OF 21



DOCUMENT     PGS       DATE       TITLE
--------     ---     ------     -------

EXHIBIT  A     7     08 NOV 2002     CONTRACT DATA REQUIREMENTS LIST (A001-A007)

ATTACHMENT  1     4     06  DEC  2002     CONTRACT  SECURITY  CLASSIFICATION
SPECIFICATION  (DD  FORM  254)